Exhibit 10.14
AMENDMENT NO. 1
This AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of August 21, 2020, by and among WAYFAIR LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”); WAYFAIR INC., a corporation organized under the laws of the State of Delaware (the “Parent”); CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, Silicon Valley Bank, in its capacity as L/C Issuer and the lenders party hereto, is entered into in connection with the Amended and Restated Credit Agreement, dated as of February 21, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Parent, each other Loan Party party thereto, the lenders party thereto, the Swing Line Lender, the L/C Issuer and the Administrative Agent.
The Borrower, the Parent, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer have agreed to certain amendments to the Credit Agreement as set forth below.
Now, therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
    Section 1    Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.
    Section 2    Amendments to Credit Agreement. The following amendment to the Credit Agreement shall take effect on the date hereof:
    (a)    References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”), and references in the other Loan Documents to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby.
(b)    Amendment of Section 8.6(a)(vii). Section 8.6(a)(vii) of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

“(vii) the Parent may make Restricted Payments in connection with repurchases of Equity Interests of the Parent (including payment(s) of any premium(s), prepayment amount(s), strike price(s) or other applicable purchase price, costs, expenses or any other payment (whether absolute or contingent) for a Permitted Structured Repurchase Transaction that, at the time of entry into such Permitted Structured Repurchase Transaction, does not, and during the term of this Agreement, will not, exceed the amount permitted to be paid by the Parent in respect of repurchases of the Parent’s Equity Interests pursuant to the immediately following proviso); provided that both before and after giving effect to any such repurchase: (A) the Parent and its Subsidiaries shall be in compliance with Section 8.4; (B) the aggregate amount of such Restricted Payments (but excluding Restricted Payments in respect of any Permitted Option Premium) shall not exceed, during the remaining term of this Agreement from the date of this Amendment No. 1, the sum of (x) $700,000,000, plus (y) the aggregate net cash proceeds, if any, paid to the Parent in connection with any repurchase of Equity Interests of the Parent (including any Permitted Structured Repurchase Transaction), as set forth in the most recently delivered Compliance Certificate and (C) no Default or Event of Default shall exist or result therefrom.”

Section 3    Conditions of Effectiveness. This Amendment No. 1 shall become effective as of the date upon which the Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Parent, the Borrower and the Lenders (the “Amendment Effective Date”).
Section 4    Reaffirmation. Each Loan Party party hereto hereby expressly reaffirms, as of the Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 1 and the transactions contemplated hereby and (ii) its Guaranty of the Obligations and that such Guaranty does, and shall continue to, guarantee the Obligations and (iii) its prior grant and the validity of the Liens on the Collateral to secure the Obligations granted by it pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Amendment No. 1. Neither the modification of the Credit Agreement effected pursuant to this Amendment No. 1 nor the execution, delivery, performance or effectiveness of this Amendment No. 1 (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
Section 5    Loan Documents. Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 1 is a Loan Document under the Credit Agreement and shall be construed in accordance with the Credit Agreement.
Section 6    Miscellaneous. This Amendment No. 1 may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. This Amendment No. 1 and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment No. 1 and the transactions contemplated hereby and under any Loan Document shall each be governed by, and each be construed in accordance with, the laws of the State of New York. This Amendment No. 1 and each other Loan Document constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto. The execution and delivery of this Amendment No. 1 is not intended to constitute a novation of any indebtedness or other obligations owing to the Administrative Agent and the Secured Parties under the Credit Agreement or the other Loan Documents
Section 7    Jurisdiction; Etc. Each Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent or any other Lender Party or any Related Party of the foregoing in any way relating to this Amendment No. 1 or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final and non-appealable judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Amendment No. 1 or in any other Loan Document shall affect any right that the Administrative Agent or any other Lender Party may otherwise have to bring any action or proceeding relating to this Amendment No. 1 or any other Loan Document against each Loan Party or its properties in the courts of any jurisdiction. Each Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment No. 1 or any other Loan Document in any court referred to in this Section 7. Each Loan Party hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWER:
WAYFAIR LLC
By: /s/ Michael Fleisher
Name: Michael Fleisher
Title: Chief Financial Officer

PARENT:

WAYFAIR INC.
By: /s/ Michael Fleisher
Name: Michael Fleisher
Title: Chief Financial Officer

    [Signature Page – Amendment No. 1]

CITIBANK, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer

By: ___/s/ Ronald W. Homa__________________
Name: Ronald W. Homa
Title: Director, As Authorized
    [Signature Page – Amendment No. 1]

CITIBANK, N.A.,
as Lender

By: ___/s/ Ronald W. Homa__________________
Name: Ronald W. Homa
Title: Director, As Authorized
[Signature Page – Amendment No. 1]

SILICON VALLEY BANK,
as Lender and L/C Issuer

By: ___/s/ Francis Groccia__________________
Name: Francis Groccia
Title: Director
    [Signature Page – Amendment No. 1]